                                                                   EXHIBIT 10.34
                                                                   -------------

                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 1 of 15
________________________________________________________________________________


STN ATLAS Elektronik GmbH
Industriestrabe 23-33
D-22880 Wedel
Germany

represented by         Mr. Ulrich Sasse
                   --------------------------------------

and                    Mr. Holger Bork
                   --------------------------------------

- hereinafter called STN ATLAS (or Customer) -

and

Electric Fuel Limited
5 Kiryat Mada Street
Har Hotzvim Science Park
IL - 91230 Jerusalem
Israel

represented by         Mr. Yehuda Harats
                   --------------------------------------

and                    Mr. Binyamie Koretz
                   --------------------------------------

- hereinafter called EFL (or Contractor) -


the following contract is concluded under the STN ATLAS contract no. M80/20029260 for duties and deliveries concerning

                     ZINC-OXYGEN TORPEDO BATTERY - PHASE 2

as part of the scope of duties and deliveries concerning the

               Pre-Development of Zinc-Oxygen Battery for Torpedo as per contract [*].

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

                                                                  EXHIBIT 10.34
                                                                  -------------


                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 2 of 15
________________________________________________________________________________

                               TABLE OF CONTENTS


          Preamble ................................................... 3

Art 1     Scope of Duties and Deliveries ............................. 4

Art 2     Packing .................................................... 6

Art 3     Dates of Performance ....................................... 6

Art 4     Provision of Supplies and Services ......................... 6

Art 5     Shipping Instructions ...................................... 7

Art 6     Security ................................................... 7

Art 7     Remuneration ............................................... 7

Art 8     Most-Favoured-Customer Clause .............................. 8

Art 9     Special Tooling and Test Equipment ......................... 9

Art 10    Payment .................................................... 9

Art 11    Right of User ............................................. 10

Art 12    Intellectual Property Rights .............................. 10

Art 13    Contractor's Quality Control .............................. 11

Art 14    Termination for Convenience, Settlement of Residual
            Claims .................................................. 11

Art 15    Warranty .................................................. 12

Art 16    Subcontracts .............................................. 13

Art 17    General Terms and Conditions .............................. 13

          LIST OF ANNEXES ........................................... 15

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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 3 of 15
________________________________________________________________________________



                                   Preamble


                                      [*]

                           STN ATLAS Elektronik GmbH

   has received a contract for supplies and services relating to the project

                      "Zinc-Oxygen Battery for Torpedo".

This contract, covering an essential part of this project, is based on the contract from the [*] to STN ATLAS and substitutes the Letter of Intent dated 03.09.1996.

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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 4 of 15
________________________________________________________________________________

ART 1  SCOPE OF DUTIES AND DELIVERIES

1. The Contractor undertakes to fulfil the performances of this contract based on the results and knowledge of the participation in the "Phase 1 - Study" (STN ATLAS P.O. No. M80/20004731) concerning the "Feasibility Phase of a Zinc-Oxygen Compact Battery" and former activities in the field of ZnO battery systems.

2. The scope of work is described and specified in the Work Package Description (ANNEX 1).

       The parties agree that the Contractor shall, in any case, present a result that allows to be properly evaluated by the Customer and [*], respectively.

3. The Contractor shall mark reports, including the Final Report, as follows:

                  "Right of Use in accordance with VG 95 034"

4. The results of activities that have been performed beginning 01. July 1996 as part of the work package description as per Annex 1 before the conclusion of this contract are transferred to the Customer under the conditions of this contract.

5. The Contractor further agrees to inform the Customer of the progress of work in accordance with the Scope of Work (ANNEX 1) and the agreed dates.

       Furthermore the Contractor agrees

       .  to summarize the results of work in a Final Report
       .  to submit this report in six (6) copies

       The Contractor shall, upon the Customer's request, participate in three
       (3) reviews, [*].

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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 5 of 15
________________________________________________________________________________

6. The parties agree that the result of this study includes all material, components and assemblies (including their technical documentation), if any.

       This shall not be the case if the mentioned material, components and assemblies are

       a. commercial products; i.e. products generally available in the market at market prices,

       b. modified commercial products; i.e. products which have been made from commercial products without essential modification to their general design and function.

7. The hardware items (including cells and stacks used for tests/trials) procured or manufactured by the Contractor for the execution of this contract, including materials used for manufacture, components and assemblies, shall be listed, indicating the appropriate values and application, and shall be offered by the Contractor for transfer of property at the time of submission of the final report. The Customer may request transfer of property in a period of up to one year after submission of the final report. In case the Customer is not liable to pay or is liable to pay only part of the costs incurred by the Contractor for procuring or manufacturing such hardware items, he is entitled to transfer of property only if all the costs and/or remaining costs plus profit are reimbursed.

       The Contractor will not be held liable for any hardware items or materials that are disposed of as part of its normal handling practices.

8. The development tools procured or manufactured by the Contractor for the execution of this contract will be transferred to the property of the Customer and shall remain at the Contractors premises in the frame of this contract.

       The Contractor undertakes to keep the development tools in a correct and operating condition and to use them free of charge for future development and/or procurement contracts between the Parties, if any.



                                      -5-
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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 6 of 15
________________________________________________________________________________

9. The Contractor declares his willingness to perform the development of the Zinc-Oxygen Torpedo-Battery if this is requested by the Customer.

10. The Contractor declares that the scope of delivery does not contain radioactive material; he undertakes the obligation to avoid the use of radioactive material wherever possible.

       If the Contractor realizes that the use of radioactive material is necessary, the Contractor has to apply for the written consent of the [*] via the Customer indicating the cogent reasons.

       In case the Contractor will deliver other dangerous material he undertakes to inform the Customer prior to each delivery and mark each item according to the international regulations.

ART 2  PACKING

1. Hardware items to be delivered to STN ATLAS shall be packed according to the technical necessities and relevant rules.

2. Documents to be sent to the Customer shall be packed according to company standard.


ART 3  DATES OF PERFORMANCE

       The duties and deliveries to be rendered by the Contractor in accordance with Art 1 will cover the period from 01.July '96 to 15.July '97.

       The Contractor shall render his performances in accordance with the Bar Chart as per ANNEX 2.

ART 4  PROVISION OF SUPPLIES AND SERVICES

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  COMMISSION.

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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 7 of 15
________________________________________________________________________________

1. The supplies and services to be provided by the Customer for the performance of the contract as per Annex 1 are to be mutually agreed upon in due time.

       The provisions are to be performed free of charge.

2. The Contractor shall check the material furnished after arrival without delay.

ART 5  SHIPPING INSTRUCTIONS

       The Contractor shall mail reports and documents "postage prepaid" and take the necessary security precautions.

       Consignee will be for reports, documents and hardware

          STN ATLAS Elektronik GmbH
          MTV4 - Project Management DM 2 A4
          IndustriestraBe 23-33
          D - 22880 Wedel
          Germany



ART 6  SECURITY

       The Contractor shall meet his company confidential requirements.

ART 7  REMUNERATION

       For the Contractor's services and deliveries under this contract a price with a maximum ceiling of

                                     [ * ]
       is agreed.

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  COMMISSION.


                                      -7-
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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 8 of 15
________________________________________________________________________________

                                      [*]

ART 8  MOST-FAVOURED-CUSTOMER CLAUSE

1.     The following Most-Favoured-Customer Clause is agreed:

       a. EFL gives her assurance that, taking due account of the general price development and converting the price to comparable circumstances, that the agreed price is not less favourable than those that have been granted by EFL or that will be granted by EFL to third parties during the period of validity of this contact, whereby the export benefits applying in Israel - if any - are or will be taken into account in favour of STN ATLAS.

       b. If despite this EFL should grant or has granted more favourable prices to third parties, EFL undertakes to reduce the agreed price accordingly and to reimburse [*] STN ATLAS for excess payments.

       c. EFL undertakes to provide STN ATLAS at the latter's request with proof of the assurance given in letter a) above.

       For this purpose EFL shall at the option [*] or their authorized representatives the right and opportunity to inspect all essential business papers which are of relevance, to have copies made of these and to provide all requisite information or to submit the written attestation of an independent auditor or chartered accountant. This shall not result in additional costs for STN ATLAS.

    d. In case EFL refuses the application of this most-favoured-customer-clause on certain contracts with third parties by conclusion of contract, because EFL regards the cost relations this contract is based on as not comparable with the relations of this contract, EFL undertakes the obligation to inform STN ATLAS about these contracts in writing without delay and to state the reasons for EFL opinion.

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  COMMISSION.

                                      -8-
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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 9 of 15
________________________________________________________________________________

2. EFL undertakes, if subcontracts are issued to subcontractors established outside Israel and outside the Federal Republic of Germany, to agree with them the conditions as per Para. (1) above, as far as the total amount exceeds the equivalent of DM 100.000,00 per subcontractor.

ART 9  SPECIAL TOOLING AND TEST EQUIPMENT

       Special tooling and equipment procured or manufactured in the frame of this contract which can be used for activities within this contract and further steps are to be listed. The Contractor shall submit this list to the Customer.

ART 10 PAYMENT

       For the payments to be effected by the Customer the following provisions shall apply:

1. EFL is entitled to invoice monthly for the cost plus fee incurred for the supplies and services as per Art. 1. The invoices shall indicate separately the amounts for the relevant work packages.

       Invoices shall be detailed according to EFL's budget breakdown dated 24.Oct.1996.

2. Any payments shall be effected after receipt of the invoices [*] within 45 days.

       In any case the payment for the final invoice scheduled 15.07.1997 is depending on the delivery of the final report.

3. A final invoice will be presented by EFL not later than two (2) months after conclusion of the contractual performances. In the final invoice EFL will indicate separately the prices for the development performances as well as payments to third parties, if any, according to cooperation - or license -contracts.

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                                      -9-
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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 10 of 15
________________________________________________________________________________

ART 11 RIGHT OF USER

1. The rights related to the specific zinc-oxygen basis-technology necessary to manufacture zinc-oxygen batteries are industrial property rights of EFL.

2. A right of use on the property rights as per para (1) above will not transfer [*].

3. In case EFL will by any reason stop their activities in the field of zinc-air battery cells, EFL will transfer the rights [*] for the sole use in torpedo application via STN ATLAS.

       As compensation for the above STN ATLAS will make a payment in the amount of [*]. This payment comes due with coming into force of a development contract.

ART 12 INTELLECTUAL PROPERTY RIGHTS

1.     The Customer is entitled to

       .    reproduce
       .    handle, especially modify, transform and translate
       .    publish
       and
       .    use in any other known type of utilization

       the reports, documentation and technical papers submitted in accordance with Art 1 of the contract.

       In doing so the Customer will, in consultation with the Contractor, consider the latter's legitimate interests as well with respect to his proprietary rights as with regard to his business or trade secrets designated to the Customer or recognizable as such. The Contractor, on the Customer's request, shall make available to the Customer a printing copy, if existing.

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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 11 of 15
________________________________________________________________________________

2. If the Contractor intends to pass on to third parties, to publish or have published to third parties the reports not yet published by the Customer, he shall previously obtain the Customer's written approval.

       Furthermore the Contractor shall, after printing, furnish to the Customer three copies of his publication without delay.

ART 13 CONTRACTOR'S QUALITY CONTROL

       The Contractor undertakes the obligation to maintain a quality assurance system.

ART 14 TERMINATION FOR CONVENIENCE, SETTLEMENT OF RESIDUAL CLAIMS

       The following extraordinary right of termination including the settlement of residual claims is agreed:

1. The Contractor shall terminate immediately any sub-contracts awarded under this contract, at the same time safeguarding the Customer's interests. In the case of sub-contracts which provide for the right of the Contractor to give notice of termination, the contract shall be terminated, if possible, prior to the next permissible cancellation date, if this involves a cost saving for the Customer.

2. The Customer shall notify the Contractor in writing whether any work commenced should be completed, and if so, which; the Contractor is obligated to carry out this work at the terms and conditions of the terminated contract.

3. The Contractor shall have a right to claim reimbursement of all inevitable costs incurred under the contract plus the profit fee proportional to the costs to be reimbursed.

       All payments to be made under the contract, including the settlement of residual claims, shall not exceed the amount which would have been due to the Contractor for the performance of the contract, if it had not been terminated.

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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 12 of 15
________________________________________________________________________________

4. The Contractor shall submit sufficient proof for the facts on which his claims are based.

5. With respect to the items and rights the costs of which shall be fully reimbursed, the Customer shall be obligated to make payment only insofar as the Contractor transfers title to, or assigns, these items and rights to the Customer, free of third party rights, provided that violation of existing contracts is not involved.

6. The Contractor is obligated to inform his subcontractors of this agreement and to endeavoUr to make corresponding arrangements, as far as subcontracts are concerned which are exceeding the value of [*].

       In case the Contractor concludes with a subcontractor several subcontracts, this shall apply to all such subcontracts, if their total amount exceeds the quoted value.

7. In the event that a subcontractor is not prepared to accept this obligation, the Contractor shall notify the Customer accordingly before placing the subcontract. If in such cases the Contractor does not receive any written instruction from the Customer within 2 weeks after receipt of such notification, he shall have the right to conclude subcontracts to the best of his judgement, making the best possible use of the then prevailing market situation.

ART 15 WARRANTY

       The Contractor warrants that the supplies and services will be in correspondence with the Work Package Description (ANNEX 1).

       The warranty period ends 12 months after acceptance of the Final Report (according to ANNEX 1).

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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 13 of 15
________________________________________________________________________________

ART 16 SUBCONTRACTS

       If, for the purpose of fulfilling his contractual duties, the Contractor subcontracts part of the duties and deliveries to third parties, he undertakes the obligation to safeguard the Customers interests in the best possible way.

ART 17 GENERAL TERMS AND CONDITIONS

1.     This contract is concluded in English language.

       For working papers, reports and the final report the English language is to be used.

2.     This contract is subject to German law.

3.     The following provision is excluded:

       - "Ubereinkommen der Vereinten Nationen vom 11.04.1980 uber Vertrage uber den internationalen Warenkauf"

            ("United Nations Convention of 11.04.1980 on contracts for the International Sale of Goods.")

4.     The Contractor's General Terms and Conditions are excluded.

5. The Contractor agrees to obtain, without delay, the official licenses necessary for the performance of this contract and to inform the Customer promptly in case any difficulties or delays should arise.

6.     Arbitration
       -----------

       This contract shall be lead by the spirit of good confidence and harmonic cooperation.

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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 14 of 15
________________________________________________________________________________

       If in spite of that, any differences or discords are created by this contract that cannot be settled amicably, they shall be settled finally by an arbitration according to the rules of arbitration of the International Chamber of Commerce, 38 Cours Albert ler, Paris, by three arbitrators appointed according to the rules, who shall arbitrate in accordance with the present contract and under the principle of equality and justice.

       German substantive law shall apply. The place of jurisdiction shall be Bern, Switherland. The proceedings shall be made in English.

7.     The Annexes 1 and 2 as well as

       (a) the Agreement on the confidential treatment of information dated 05. Nov. 1993

       (b)  the Cooperation Agreement dated 12. Jan. 1995

       are part of this contract.



Wedel,    17. 02.    1997                     Jerusalem,     20. 02.    1997

STN ATLAS Elektronik GmbH                     Electric Fuel Limited

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                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 15 of 15
________________________________________________________________________________

LIST OF ANNEXES

Annex 1   Scope of Work/Work Package Description

Annex 2   Bar Chart

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                                                                         ANNEX 1
                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 1 of 5
________________________________________________________________________________

                    Scope of Work/Work Package Description

                                      [*]









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                                                                         ANNEX 1
                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 2 of 5
________________________________________________________________________________

                                      [*]






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                                                                         ANNEX 1
                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 3 of 5
________________________________________________________________________________

                                      [*]





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                                      -18-
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                                                                         ANNEX 1
                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 4 of 5
________________________________________________________________________________

                                      [*]






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                                                                         ANNEX 1
                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 5 of 5
________________________________________________________________________________

                                      [*]





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                                                                         ANNEX 2
                              STN Atlas Elektronik

                     Project "Zinc-Oxygen Torpedo-Battery"

Contract No.: M80/20029260                              Page 1 of 1
________________________________________________________________________________

                                   BAR CHART

                                      [*]


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